Exhibit 99.1

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

FICO DISTRIBUTION                                                                       Collateral Cuts for Subprime Pool

-------------------------------------------------------------------------------------------------------------------------
               Total Balance                        Adjusted Balance[1]                 WA Loan             % Covered by
FICO               Amount        %[2]       LTV           Amount            %[2]        Balance     WAC     Mortgage Ins.
-------------------------------------------------------------------------------------------------------------------------
FICO NA                    --      0.00%   > 65.0                    --       0.00%            --      --              --
0 - 500                    --      0.00%   > 65.0                    --       0.00%            --      --              --
500.01 - 550    25,392,384.35      3.92%   > 70.0         19,459,592.71       3.00%    135,788.15   7.593             n/a
550.01 - 575    74,509,644.68     11.49%   > 70.0         58,876,708.25       9.08%    143,563.86   7.243             n/a
575.01 - 600    39,993,684.80      6.17%   > 70.0         33,573,456.93       5.18%    170,185.89   7.005             n/a
600.01 - 620    62,501,862.98      9.64%   > 70.0         57,256,231.34       8.83%    186,572.73   6.437             n/a
620.01 - 650   145,372,906.48     22.42%   > 80.0         60,732,202.67       9.37%    219,265.32   6.389             n/a
650.01 - 680   114,003,440.97     17.59%   > 80.0         41,842,227.18       6.45%    253,340.98   6.173             n/a
680.01 - 700    65,410,311.98     10.09%   > 85.0         22,876,965.42       3.53%    272,542.97   6.006             n/a
700.01 - 750    86,248,330.31     13.30%   > 85.0         37,086,541.23       5.72%    238,915.04   6.105             n/a
750.01 - 800    33,236,612.85      5.13%   > 85.0         11,054,329.65       1.71%    272,431.25   5.903             n/a
800 +            1,603,152.37      0.25%   > 85.0            450,783.10       0.07%    229,021.77   7.511             n/a
-------------------------------------------------------------------------------------------------------------------------
TOTAL          648,272,331.77    100.00%                             --      52.94%    207,846.21   6.440             n/a
-------------------------------------------------------------------------------------------------------------------------
 FICO: Average            647                    Min:               540       Max:            817
              ---------------                        ------------------           ---------------


--------------------------------------------------------------------------------------------------
FICO          WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi
--------------------------------------------------------------------------------------------------
FICO NA             --       --       --           --             --           --               --
0 - 500             --       --       --           --             --           --               --
500.01 - 550       545    76.48    40.74        90.47         100.00        90.17            69.75
550.01 - 575       565    78.11    39.94        93.05          99.21        91.08            63.95
575.01 - 600       586    80.96    42.54        91.38          98.17        93.16            60.38
600.01 - 620       611    81.48    46.11        91.12          99.38        94.75            34.44
620.01 - 650       634    85.16    44.57        88.96          98.24        98.23            33.03
650.01 - 680       665    83.47    44.88        92.03          95.14        88.91            27.32
680.01 - 700       689    84.62    41.37        88.25          97.10        74.70            27.54
700.01 - 750       721    85.26    42.95        83.42          92.86        68.86            19.82
750.01 - 800       769    82.92    44.37        84.58          92.08        78.09            13.61
800 +              805    81.61    26.00        67.41          90.76         0.00            30.05
--------------------------------------------------------------------------------------------------
TOTAL              647    82.93    43.41        89.30          96.81        87.25            35.53
--------------------------------------------------------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION

--------------------------------------------------------------------------------------------------------------------------
                 Total Balance                        Adjusted Balance[1]                WA Loan             % Covered by
DTI                  Amount        %[2]       FICO          Amount           %[2]        Balance      WAC    Mortgage Ins.
--------------------------------------------------------------------------------------------------------------------------
<= 20             45,320,998.61      6.99%   < 550             796,938.04      0.12%    182,745.96   6.707        n/a
20.001 - 25.00    28,840,184.97      4.45%   < 550           1,081,496.29      0.17%    213,631.00   6.319        n/a
25.001 - 30.00    33,449,717.71      5.16%   < 575           7,481,680.44      1.15%    170,661.83   6.794        n/a
30.001 - 35.00    46,884,125.48      7.23%   < 575          11,777,822.27      1.82%    178,266.64   6.627        n/a
35.001 - 40.00    67,368,124.20     10.39%   < 600          20,060,041.64      3.09%    197,560.48   6.645        n/a
40.001 - 45.00    95,415,809.62     14.72%   < 625          34,945,903.76      5.39%    220,869.93   6.619        n/a
45.001 - 50.00   124,305,497.33     19.17%   < 650          69,683,769.79     10.75%    211,764.05   6.680        n/a
50.001 - 55.00   205,464,792.54     31.69%   < 675         146,881,746.73     22.66%    226,033.88   6.009        n/a
55+                1,223,081.31      0.19%   < 700           1,223,081.31      0.19%    152,885.16   5.367        n/a
--------------------------------------------------------------------------------------------------------------------------
TOTAL            648,272,331.77    100.00%                             --     45.34%    207,846.21   6.440        n/a
--------------------------------------------------------------------------------------------------------------------------
     DTI: Average            43                   Min:                  3      Max:            193
                 --------------                       -------------------          ---------------


----------------------------------------------------------------------------------------------------
DTI             WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi
----------------------------------------------------------------------------------------------------
<= 20                677    80.74    14.04        86.78          94.37        55.72            42.28
20.001 - 25.00       650    80.40    23.22        95.85          98.66        93.91            29.87
25.001 - 30.00       633    83.66    28.42        89.16          98.30        86.94            42.34
30.001 - 35.00       634    82.76    33.08        86.59          95.33        87.73            46.36
35.001 - 40.00       639    82.76    38.17        92.54          97.25        87.65            48.48
40.001 - 45.00       646    84.30    43.11        88.21          97.53        84.34            39.41
45.001 - 50.00       640    84.69    48.29        89.90          96.46        85.98            36.04
50.001 - 55.00       653    82.08    53.30        88.60          96.94        95.18            24.87
55                   659    78.67    96.74       100.00          95.91        88.58            37.80

----------------------------------------------------------------------------------------------------
TOTAL                647    82.93    43.41        89.30          96.81        87.25            35.53
----------------------------------------------------------------------------------------------------



LOAN-TO- VALUE (LTV) DISTIBUTION

----------------------------------------------------------------------------------------------------------------------------
                  Total Balance                        Adjusted Balance[1]                 WA Loan             % Covered by
LTV                   Amount        %[2]       DTI           Amount              %[2]      Balance      WAC    Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------
< 60.00            18,227,667.31      2.81%    > 50           2,034,218.06       0.31%    162,747.03   6.490        n/a
60.01 - 70.00      38,873,248.90      6.00%    > 50           4,461,295.83       0.69%    215,962.49   6.412        n/a
70.01 - 80.00     329,527,597.37     50.83%    > 50         152,353,881.19      23.50%    233,707.52   5.970        n/a
80.01 - 85.00      47,276,353.38      7.29%    > 50           9,113,650.08       1.41%    173,810.12   7.246        n/a
85.01 - 90.00      78,252,636.00     12.07%    > 50          11,576,483.65       1.79%    195,631.59   6.999        n/a
90.01 - 95.00      85,257,833.33     13.15%    > 50          16,414,131.02       2.53%    207,439.98   6.602        n/a
95.01 - 100.00     50,856,995.48      7.85%    > 50          10,734,214.02       1.66%    152,266.45   7.608        n/a
100+                          --      0.00%    > 50                     --       0.00%            --      --        n/a
----------------------------------------------------------------------------------------------------------------------------
TOTAL             648,272,331.77    100.00%                 206,687,873.85      31.88%    207,846.21   6.440        n/a
----------------------------------------------------------------------------------------------------------------------------
     LTV: Average          82.93       Min:        11.63               Max:     100.00
                 ---------------           -------------                   -----------


----------------------------------------------------------------------------------------------------
LTV             WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ    % Full Doc   % Cashout Refi
----------------------------------------------------------------------------------------------------
< 60.00              617    51.24    39.91        97.82          97.85        79.58            82.95
60.01 - 70.00        619    65.69    37.91        90.21          98.48        81.96            69.06
70.01 - 80.00        652    79.21    45.38        88.17          98.06        91.27            26.56
80.01 - 85.00        599    84.55    41.60        93.08          95.81        85.06            61.73
85.01 - 90.00        638    89.75    41.70        88.36          86.03        85.94            39.23
90.01 - 95.00        670    94.67    41.57        90.59          99.88        90.46            42.15
95.01 - 100.00       668    99.92    43.21        88.68          99.52        66.62             9.81
           100        --       --       --           --             --           --               --
----------------------------------------------------------------------------------------------------
TOTAL                647    82.93    43.41        89.30          96.81        87.25            35.53
----------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

----------------------------------------------------------------------------------------------------------------------
                Total Balance
          ------------------------------    WA Loan             % Covered by
STATE               Amount        %[2]      Balance      WAC    Mortgage Ins.   WA FICO   WA LTV   WA DTI   % SFD/ PUD
----------------------------------------------------------------------------------------------------------------------
California      272,504,522.36    42.04%   316,497.70   5.959        n/a            660    80.40    44.39        86.71
Florida          44,901,610.15     6.93%   177,476.72   6.900        n/a            641    85.31    44.82        87.68
Texas            41,642,021.46     6.42%   147,666.74   6.569        n/a            649    81.08    40.84        99.58
New York         27,417,626.63     4.23%   263,631.03   6.608        n/a            653    80.74    40.71        65.96
Georgia          21,939,082.19     3.38%   176,928.08   6.726        n/a            639    85.86    43.88        98.07
Illinois         18,755,589.24     2.89%   170,505.36   7.184        n/a            622    85.14    42.87        86.47
Michigan         18,157,629.68     2.80%   140,756.82   7.150        n/a            624    86.04    42.59        85.58
Colorado         17,811,466.64     2.75%   222,643.33   6.354        n/a            641    83.96    46.80        95.88
Ohio             17,077,285.16     2.63%   122,858.17   7.029        n/a            637    90.44    42.21        95.52
Oregon           16,641,562.80     2.57%   177,037.90   6.502        n/a            640    83.65    43.99       100.00
Minnesota        13,825,097.40     2.13%   184,334.63   6.596        n/a            636    85.02    42.44        91.89
New Jersey       13,392,434.31     2.07%   206,037.45   7.092        n/a            639    86.13    43.08        69.94
----------------------------------------------------------------------------------------------------------------------
TOTAL           648,272,331.77    80.84%   207,846.21   6.440        n/a            647    82.93    43.41        89.30
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
STATE          % Owner Occ   % Full Doc   % Cashout Refi
---------------------------------------------------------
California            96.89        92.76            31.27
Florida               95.02        82.92            29.12
Texas                 98.31        79.39            54.63
New York              99.08        69.43            43.30
Georgia               94.75        89.51            30.20
Illinois              99.24        72.67            55.57
Michigan              96.75        80.14            48.37
Colorado             100.00        91.45            36.39
Ohio                  96.03        81.65            40.14
Oregon                88.23        87.28            32.48
Minnesota             96.19        87.42            52.15
New Jersey            98.64        65.92            43.11
---------------------------------------------------------
TOTAL                 96.81        87.25            35.53
---------------------------------------------------------



PRINCIPAL BALANCE

---------------------------------------------------------------------------------------------------------------------------
                              Total Balance
                           ---------------------------      WA Loan       WAC     % Covered by
Scheduled Principal Balance       Amount          %[2]      Balance               Mortgage Ins.   WA FICO   WA LTV   WA DTI
---------------------------------------------------------------------------------------------------------------------------
0 - $50K                        4,043,336.67      0.62%      43,476.74    7.579        n/a            599    77.51    35.33
$51 - $200K                   233,890,399.97     36.08%     126,564.07    6.913        n/a            628    84.01    42.39
$200.1 - $250K                 78,824,650.31     12.16%     224,571.65    6.446        n/a            640    84.09    44.82
$250.1 - $300K                 64,267,743.74      9.91%     273,479.76    6.362        n/a            647    83.54    45.92
$300.1 - $400K                 96,869,576.57     14.94%     342,295.32    6.272        n/a            657    85.36    45.33
$400.1 - $500K                 50,344,254.64      7.77%     445,524.38    5.973        n/a            663    84.14    45.51
$500.1 - $600K                 61,705,246.57      9.52%     550,939.70    5.803        n/a            675    79.15    41.38
$600.1 - $700K                 36,765,342.91      5.67%     645,006.02    5.808        n/a            673    77.77    41.03
$700.1 - $800K                 13,388,067.11      2.07%     743,781.51    6.067        n/a            698    75.30    40.68
$800.1 - $900K                  5,125,655.16      0.79%     854,275.86    6.434        n/a            684    70.36    40.39
$900.1 - $1000K                   948,058.12      0.15%     948,058.12    5.875        n/a            667    63.33    25.00
>$1000K                         2,100,000.00      0.32%   1,050,000.00    5.167        n/a            722    60.47    42.10
---------------------------------------------------------------------------------------------------------------------------
TOTAL                         648,272,331.77    100.00%     207,846.21    6.440        n/a            647    82.93    43.41
---------------------------------------------------------------------------------------------------------------------------
Principal Balance: Average                     207,846            Min:   27,154        Max:     1,100,000
                                      ----------------                ---------            --------------


------------------------------------------------------------------------------------
Scheduled Principal Balance   % SFD/ PUD   % Owner Occ   % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------
0 - $50K                           92.12         87.00        83.99            43.60
$51 - $200K                        90.97         95.57        85.56            41.77
$200.1 - $250K                     89.24         96.06        87.02            37.11
$250.1 - $300K                     89.37         96.18        82.57            34.46
$300.1 - $400K                     82.83         97.65        80.19            36.86
$400.1 - $500K                     92.26         98.30        92.95            26.78
$500.1 - $600K                     88.13         98.25        96.47            29.43
$600.1 - $700K                     91.17        100.00        94.83            19.25
$700.1 - $800K                     88.81        100.00       100.00            16.93
$800.1 - $900K                    100.00        100.00       100.00            34.21
$900.1 - $1000K                   100.00        100.00       100.00             0.00
>$1000K                           100.00        100.00       100.00            47.62
------------------------------------------------------------------------------------
TOTAL                              89.30         96.81        87.25            35.53
------------------------------------------------------------------------------------


DOCUMENTATION TYPE

--------------------------------------------------------------------------------------------------------------------
                         Total Balance
                      ----------------------------     WA Loan             % Covered by
Doc Type                     Amount          %[2]      Balance      WAC    Mortgage Ins.   WA FICO   WA LTV   WA DTI
--------------------------------------------------------------------------------------------------------------------
Full                     565,600,113.38     87.25%    210,573.39   6.354        n/a            642    82.78    43.55
Limited                   23,642,276.42      3.65%    227,329.58   6.392        n/a            654    80.55    45.09
No Income Verification    40,552,813.90      6.26%    186,022.08   7.301        n/a            683    87.99    40.57
No Documentation          18,477,128.07      2.85%    166,460.61   7.265        n/a            718    79.53     0.00
Other                                --      0.00%            --      --        n/a             --       --       --
--------------------------------------------------------------------------------------------------------------------
TOTAL                    648,272,331.77    100.00%    207,846.21   6.440        n/a            647    82.93    43.41
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
Doc Type                % SFD/ PUD   % Owner Occ   % Cashout Refi
------------------------------------------------------------------
Full                          89.93         96.77            35.90
Limited                       85.58         99.02            35.75
No Income Verification        84.14         98.17            30.47
No Documentation              86.27         92.41            34.94
Other                            --            --               --
------------------------------------------------------------------
TOTAL                         89.30         96.81            35.53
------------------------------------------------------------------

PROPERTY TYPE

----------------------------------------------------------------------------------------------------------------------
                          Total Balance
                       -----------------------------     WA Loan             % Covered by
Property Type                 Amount           %[2]      Balance      WAC    Mortgage Ins.   WA FICO   WA LTV   WA DTI
----------------------------------------------------------------------------------------------------------------------
Single Family Residence   444,048,319.84      68.50%    195,271.91   6.503        n/a            643    82.71    43.08
PUD                       134,863,731.72      20.80%    250,211.01   6.229        n/a            652    83.39    44.23
Condo                      43,181,547.33       6.66%    211,674.25   6.334        n/a            658    83.76    43.37
2-4 Family                 26,178,732.88       4.04%    256,654.24   6.635        n/a            671    82.97    44.98
                                      --       0.00%            --      --        n/a             --       --       --
                       -----------------------------------------------------------------------------------------------
TOTAL                     648,272,331.77     100.00%    207,846.21   6.440        n/a            647    82.93    43.41
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
Property Type            % Owner Occ  % Cashout Refi  % Full Doc

-------------------------------------------------------------------
Single Family Residence        97.34         86.97            40.31
PUD                            96.84         90.80            24.41
Condo                          93.92         86.31            19.67
2-4 Family                     92.53         75.30            37.70
                                  --            --               --
                         ------------------------------------------
TOTAL                          96.81         87.25            35.53
-------------------------------------------------------------------


PMI - PRIMARY MORTGAGE INSURANCE

-----------------------------------------------------------------------------------------------------------------------------
                       Total Balance              WA Loan             % Covered by
Mortgage Insurance         Amount        %[2]     Balance      WAC    Mortgage Ins.   WA FICO   WA LTV   WA DTI   % Owner Occ
-----------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI          n/a         #VALUE!     n/a        n/a         n/a          n/a      n/a      n/a        n/a
Loans >80 LTV w/o MI        n/a         #VALUE!     n/a        n/a         n/a          n/a      n/a      n/a        n/a
Other                       n/a         #VALUE!     n/a        n/a         n/a          n/a      n/a      n/a        n/a
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                       n/a         #VALUE!     n/a        n/a         n/a          n/a      n/a      n/a        n/a
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
                                                      Is MI down
Mortgage Insurance    % Cashout Refi   % Full Doc      to 60 LTV
----------------------------------------------------------------
Loans >80 LTV w/MI          n/a            n/a            n/a
Loans >80 LTV w/o MI        n/a            n/a            n/a
Other                       n/a            n/a            n/a
----------------------------------------------------------------
TOTAL                       n/a            n/a            n/a
----------------------------------------------------------------


LOAN BALANCE

-------------------------------------------------------------------------------------------------------------------------
                         Total Balance               WA Loan                % Covered
Loan Purpose                Amount        %[2]       Balance      WAC      Mortgage Ins.  WA. FICO    WA. LTV      WA DTI
-------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout     230,303,927.68     35.53%   191,282.33   6.723        n/a            623       80.41       41.81
Purchase                369,723,524.41     57.03%   224,483.01   6.228        n/a            665       84.56       44.72
Refinance - Rate Term    48,244,879.68      7.44%   180,018.21   6.716        n/a            625       82.54       41.13
-------------------------------------------------------------------------------------------------------------------------
TOTAL                   648,272,331.77    100.00%   207,846.21   6.440        n/a            647       82.93       43.41
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------
Loan Purpose            % SFD/ PUD   % Owner Occ
------------------------------------------------
Refinance - Cashout          92.03         98.36
Purchase                     87.15         95.70
Refinance - Rate Term        92.81         97.97
------------------------------------------------
TOTAL                        89.30         96.81
------------------------------------------------


COLLATERAL TYPE - FIXED/FLOATING

---------------------------------------------------------------------------------------------------------------------------
                                 Total Balance                WA Loan             % Covered by
Lien Status                          Amount          %[2]     Balance      WAC    Mortgage Ins.    WA FICO  WA LTV   WA DTI
---------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                      536,951.51      0.08%   536,951.51   6.125        n/a            624    54.62    50.00
ARM - 2 Year/6 Month - IO 5 Yr   271,352,515.91     41.86%   254,313.51   6.113        n/a            647    82.28    47.02
ARM - 3 Year/6 Month - IO 5 Yr    12,628,309.42      1.95%   280,629.10   6.039        n/a            659    82.83    43.05
ARM - 5 Year/6 Month - IO 5 Yr    75,020,890.02     11.57%   247,593.70   5.877        n/a            676    80.11    40.68
ARM - 6 Month - IO 5 Yr            4,734,662.41      0.73%   225,460.11   5.227        n/a            690    82.49    41.86
ARM - 1 Year/6 Month                 454,515.33      0.07%   151,505.11   7.451        n/a            704    86.42    43.76
ARM - 2 Year/6 Month             142,408,105.76     21.97%   171,369.56   7.051        n/a            633    85.39    39.97
ARM - 3 Year/6 Month               6,360,197.49      0.98%   176,672.15   7.021        n/a            641    84.94    41.93
ARM - 5 Year/6 Month              10,739,488.14      1.66%   249,755.54   6.273        n/a            659    80.55    40.07
Fixed                            123,275,167.32     19.02%   160,933.64   6.869        n/a            643    83.48    41.06
Floating                             761,528.46      0.12%   253,842.82   6.381        n/a            667    84.53    47.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL                            648,272,331.77    100.00%   207,846.21   6.440        n/a            647    82.93    43.41
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Lien Status                     % SFD/ PUD   % Owner Occ   % Cashout Refi   Index    Margin
-------------------------------------------------------------------------------------------
Balloon - 15/30                      100.00        100.00             0.00   Fixed     n/a
ARM - 2 Year/6 Month - IO 5 Yr        88.37         94.80            27.53    LM6      4.675
ARM - 3 Year/6 Month - IO 5 Yr        92.96         99.13            25.32    LM6      4.561
ARM - 5 Year/6 Month - IO 5 Yr        88.79         97.19            22.93    LM6      4.088
ARM - 6 Month - IO 5 Yr               70.88         93.21            22.68    LM6      4.076
ARM - 1 Year/6 Month                 100.00        100.00            58.19    LM6      5.297
ARM - 2 Year/6 Month                  89.42         98.48            44.59    LM6      5.494
ARM - 3 Year/6 Month                  97.66         97.77            49.92    LM6      5.298
ARM - 5 Year/6 Month                  95.97        100.00            54.00    LM6      4.405
Fixed                                 90.69         98.63            49.53   Fixed     n/a
Floating                             100.00        100.00            42.92    LM6      4.227
--------------------------------------------------------------------------------------------
TOTAL                                 89.30         96.81            35.53    LM6      4.807
--------------------------------------------------------------------------------------------

LIEN STATUS

--------------------------------------------------------------------------------------------------------------------
                         Total Balance
                 ---------------------------------     WA Loan             % Covered by
Lien Status                  Amount        %[2]        Balance      WAC    Mortgage Ins.   WA FICO   WA LTV   WA DTI
--------------------------------------------------------------------------------------------------------------------
First Lien               648,272,331.77    100.00%    207,846.21   6.440        n/a            647    82.93    43.41
Second Lien                          --      0.00%            --      --        n/a             --       --       --
                 ---------------------------------------------------------------------------------------------------
TOTAL                    648,272,331.77    100.00%    207,846.21   6.440        n/a            647    82.93    43.41
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
Lien Status             % SFD/ PUD   % Owner Occ   % Cashout Refi
------------------------------------------------------------------
First Lien                    89.30         96.81            35.53
Second Lien                      --            --               --
                 -------------------------------------------------
TOTAL                         89.30         96.81            35.53
------------------------------------------------------------------


OCCUPANCY TYPE

--------------------------------------------------------------------------------------------------------------------
                         Total Balance
                   -------------------------------     WA Loan             % Covered by
Occupancy Type               Amount        %[2]        Balance      WAC    Mortgage Ins.   WA. FICO  WA LTV   WA DTI
--------------------------------------------------------------------------------------------------------------------
Primary Residence        627,624,134.94     96.81%    210,188.93   6.430        n/a            646    82.90    43.41
Investment                           --      0.00%            --      --         --             --       --       --
Second Home               20,648,196.83      3.19%    155,249.60   6.749        n/a            688    83.97    43.52
                   -------------------------------------------------------------------------------------------------
TOTAL                    648,272,331.77    100.00%    207,846.21   6.440        n/a            647    82.93    43.41
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
Occupancy Type           % SFD/ PUD   % Owner Occ   % Cashout Refi
------------------------------------------------------------------
Primary Residence             89.68        100.00            36.09
Investment                       --            --               --
Second Home                   77.82          0.00            18.29
                   -----------------------------------------------
TOTAL                         89.30         96.81            35.53
------------------------------------------------------------------


PREPAYMENT PENALTY

---------------------------------------------------------------------------------------------------------------------------
                                         Total Balance
                                       ---------------------------     WA Loan             % Covered by      WA
Prepayment Charges Term at Origination       Amount        %[2]        Balance      WAC    Mortgage Ins.    FICO     WA LTV
---------------------------------------------------------------------------------------------------------------------------
0 Months                                 115,683,823.35     17.84%    189,025.86   6.725        n/a            646    82.85
12 Months                                 45,462,539.33      7.01%    252,569.66   6.713        n/a            648    82.89
24 Months                                315,773,454.25     48.71%    221,129.87   6.310        n/a            645    82.61
36 Months                                170,991,877.91     26.38%    190,839.15   6.414        n/a            652    83.60
48 Months                                    258,064.37      0.04%    129,032.19   6.369        n/a            660    82.25
60 Months                                    102,572.56      0.02%    102,572.56   6.750        n/a            572    89.99
                                       ------------------------------------------------------------------------------------
TOTAL                                    648,272,331.77    100.00%    207,846.21   6.440        n/a            647    82.93
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                      % SFD        % Owner         % Cashout
Prepayment Charges Term at Origination   WA DTI       / PUD          Occ              Refi
--------------------------------------------------------------------------------------------
0 Months                                  42.30        87.80         96.01            43.23
12 Months                                 43.64        82.58         92.77            40.31
24 Months                                 44.49        89.87         96.99            32.51
36 Months                                 42.12        91.02         98.10            34.53
48 Months                                 30.23       100.00        100.00           100.00
60 Months                                 29.00       100.00        100.00             0.00
                                       -----------------------------------------------------
TOTAL                                     43.41        89.30         96.81            35.53
--------------------------------------------------------------------------------------------


COLLATERAL DESCRIPTION BY LOAN GROUP

----------------------------------------------------------------------------------------------------------------------
                                               % of     Gross       Net        WAM                  Gross         Net
Loan Group        Loan Type        Index       Pool      WAC        WAC       (mos)    Seasoning    Margin      Margin
----------------------------------------------------------------------------------------------------------------------
Group 1            MORTGAGE      LIBOR_6MO     57.71%   6.480      5.960       354           3      4.876        4.356
----------------------------------------------------------------------------------------------------------------------
Group 2            MORTGAGE      LIBOR_6MO     42.29%   6.387      5.867       356           3      4.719        4.199
----------------------------------------------------------------------------------------------------------------------
TOTAL              MORTGAGE      LIBOR_6MO    100.00%   6.440      5.920       355           3      4.807        4.287
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
                      Rate         Max
Loan Group            Caps         Rate       Mos to Roll
---------------------------------------------------------
Group 1               1.000       12.379               28
---------------------------------------------------------
Group 2               1.000       12.291               27
---------------------------------------------------------
TOTAL                 1.000       12.340               27
---------------------------------------------------------


SECTION 32 LOANS

--------------------------------------------------------------------------------------------------------------------
                         Total Balance                 WA Loan             % Covered by
                             Amount        %[2]        Balance      WAC    Mortgage Ins.   WA FICO   WA LTV   WA DTI
--------------------------------------------------------------------------------------------------------------------
Section 32 Loans              n/a            0.00%       n/a        n/a         n/a          n/a      n/a      n/a
--------------------------------------------------------------------------------------------------------------------
Total                         n/a            0.00%       n/a        n/a         n/a          n/a      n/a      n/a
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------

                         % SFD/ PUD   % Owner Occ   % Cashout Refi
------------------------------------------------------------------
Section 32 Loans            n/a           n/a            n/a
------------------------------------------------------------------
Total                       n/a           n/a            n/a
------------------------------------------------------------------


TOP 5 MSA                      TOP 5 ORIGINATORS                       SERVICERS
---------                      -----------------                       ---------

--------------------------------------------------------------------------
MSA                                                                   %[2]
                                                                      ----
--------------------------------------------------------------------------
91913                                   3,294,461.45      0.51
--------------------------------------------------------------------------
90275                                   3,216,644.63      0.50
--------------------------------------------------------------------------
92677                                   2,852,238.00      0.44
--------------------------------------------------------------------------
92336                                   2,698,070.06      0.42
--------------------------------------------------------------------------
75093                                   2,613,823.60      0.40
--------------------------------------------------------------------------
Other                                 633,597,094.03      97.74
--------------------------------------------------------------------------
Total:                                648,272,331.77      100.00
--------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
              Originator                               %[2]                   Servicer                        %[2]
                                                       -----                  ---------                       ----
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------



STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

            ------------------------------------------------------------------------------------------------------------------------
                          Standard & Poors: Analyst Name :                                                   Moody's: Analyst Name :
                          --------------------------------                                                   --------
            ------------------------------------------------------------------------------------------------------------------------
                                     Foreclosure Frequency  Loss Severity             Cum Losses               Foreclosure Frequency
------------------------------------------------------------------------------------------------------------------------------------
AA
------------------------------------------------------------------------------------------------------------------------------------
A
------------------------------------------------------------------------------------------------------------------------------------
A-
------------------------------------------------------------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------------------------------------------------------------
B
------------------------------------------------------------------------------------------------------------------------------------


                          Loss Severity                 Cum Losses
-------------
AA
-------------
A
-------------
A-
-------------
BBB+
-------------
BBB
-------------
BBB-
-------------
B
-------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                      --------------------------------------------------------------------------------------------------------------
                                       Breakeven CDR                                                           Cumulative Losses
---------------------------------------------------------------------------------------------------------------------------------
                                              25 CPR          40 CPR       60 CPR                   25 CPR                40 CPR
------------------------------------------------------------------------------------------------------------------------------------
AA
------------------------------------------------------------------------------------------------------------------------------------
A
------------------------------------------------------------------------------------------------------------------------------------
A-
------------------------------------------------------------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------------------------------------------------------------


                      --------------------------------------------------------------------------------------------------------------
                                                                    Mortgage Insurance (MI) Coverage        Loss Severity %
------------------------------------------------------------------------------------------------------------------------------------
                          60 CPR                                                                None                   0.50
------------------------------------------------------------------------------------------------------------------------------------
AA                                                                 >70% Loans w/ >80 LTV down to 80%                   0.45
------------------------------------------------------------------------------------------------------------------------------------
A                                                              50 - 70% Loans w/ >80 LTV down to 80%                   0.40
------------------------------------------------------------------------------------------------------------------------------------
A-                                                             50 - 70% Loans w/ >80 LTV down to 60%                   0.35
------------------------------------------------------------------------------------------------------------------------------------
BBB+                                                                       >70% LTV >80% down to 60%                   0.30
------------------------------------------------------------------------------------------------------------------------------------
BBB
----------------------
BBB-
----------------------